Other Assets	12 Months Ended
Dec. 31, 2015
Other Assets [Abstract]
Other Assets Disclosure [Text Block]

9. Other Assets

The Partnership had the following Other Assets as of dates shown:

	December 31, 2015	December 31, 2014
Property loans receivable	$29,874,523	$22,191,515
Less: Loan loss reserves	(7,098,814)	(7,098,814)
Deferred financing costs - net	487,023	243,873
Fair value of derivative contracts	344,177	267,669
Taxable bonds at fair market value	4,824,060	4,616,565
Bond purchase commitments - fair value adjustment (Notes 5 & 18)	5,634,360	5,780,413
Other assets	1,655,013	717,687
Total other assets	$35,720,342	$26,719,088

In addition to the mortgage revenue bonds held by the Partnership, taxable property loans have been made to the owners of the properties which secure certain of the mortgage revenue bonds and are reported as Other Assets, net of allowance. The Partnership periodically, or as changes in circumstances or operations dictate, evaluates such taxable property loans for impairment. The value of the underlying property assets is ultimately the most relevant measure of the value to support the taxable property loan values. The Partnership utilizes a discounted cash flow model in estimating a property’s fair value. A number of different discounted cash flow models containing varying assumptions are considered. The various models may assume multiple revenue and expense scenarios, various capitalization rates and multiple discount rates. In estimating the property valuation, the most significant assumptions utilized in the discounted cash flow model were the same as those discussed in Note 2 above except the discount rate used to estimate the property valuation in the current year models was approximately 6.0% to 7.0%. The Partnership believes this represents a rate at which a multifamily, student, or senior citizen residential property could obtain current financing similar to the current existing outstanding bonds. Other information, such as independent appraisals, may be considered in estimating a property’s fair value. If the estimated fair value of the property after deducting the amortized cost basis of any senior mortgage revenue bond exceeds the balance of the property loan then no potential loss is indicated and no allowance for loan loss is needed.

The Partnership implemented Accounting Standards Update (“ASU”) 2015-03, “Interest – Imputation of Interest (Subtopic 835-30)” in the first quarter of 2016. The new accounting guidance changed the presentation of deferred financing costs in the consolidated financial statements to present them as a direct deduction from the related debt liability rather than as Other Assets and is applied retrospectively. The new accounting guidance did not change the presentation of deferred financing costs related to lines of credit, so these continue to be reported as Other Assets.

In October 2015, ATAX Vantage Holdings, LLC, a newly formed wholly owned subsidiary of the Partnership, committed to loan approximately $17.0 million to Vantage Capital Investors, LLC (“Vantage Capital”), an unrelated third party. The money will be used to build a new 288 unit multifamily residential property in San Antonio, Texas and a new 288 unit multifamily residential property in New Braunfels, Texas. The notes are guaranteed by unrelated third parties. The Partnership loaned approximately $7.7 million in the fourth quarter of 2015 and reports these notes receivable in Other Assets on its consolidated financial statements at December 31, 2015.

In June 2015, the Partnership purchased a $500,000 taxable mortgage revenue bond with an annual interest rate of 12.0%. The taxable mortgage revenue bond matures on August 1, 2055 and is secured by Silver Moon Lodge Apartments, a 151 unit multifamily property located in Albuquerque, New Mexico.

In June 2015, the Partnership executed a loan agreement with Silver Moon Lodge LLLP, owner of the Silver Moon Lodge Apartments, for approximately $2.8 million which was repaid from the limited partner capital contributed to Silver Moon Lodge LLLP in December 2015 when the 4.0% LIHTCs were sold.

In June 2014, the Partnership restructured twelve mortgage revenue bonds related to Avistar on the Boulevard, Avistar at Chase Hill, Avistar at the Crest, Avistar on the Hills Apartments, Avistar at the Oaks Apartments, and Avistar in 09 Apartments purchased in June and February 2013. In connection with the mortgage revenue bond restructuring the Partnership loaned these entities approximately $526,000 to cover the costs of restructuring the mortgage revenue bonds. These taxable property loans have a stated interest rate of 12.0% per annum due monthly with any unpaid balance due on June 26, 2024.

The following is a summary of the taxable property loans, accrued interest and allowance on amounts due at December 31, 2015 and 2014:

	December 31, 2015
	Outstanding Balance	Accrued Interest	Loan Loss Reserves	Interest Allowance	Net Taxable Property Loans
Arbors at Hickory Ridge	$191,264	$39,950	$-	$-	$231,214
Ashley Square	5,078,342	2,864,130	(3,596,342)	(2,864,130)	1,482,000
Avistar (February 2013 portfolio)	274,496	51,386	-	-	325,882
Avistar (June 2013 portfolio)	251,622	47,104	-	-	298,726
Cross Creek	7,072,087	2,352,851	(3,447,472)	(2,352,852)	3,624,614
Foundation for Affordable Housing	1,415,590	-	-	-	1,415,590
Greens Property	850,000	343,600	-	-	1,193,600
Lake Forest	4,623,704	3,080,446	(55,000)	(3,059,610)	4,589,540
Ohio Properties	2,390,448	1,235,017	-	(441,795)	3,183,670
Vantage at Brooks LLC	3,454,664	78,440	-	-	3,533,104
Vantage at Braunfels LLC	4,272,306	92,481	-	-	4,364,787
	$29,874,523	$10,185,404	$(7,098,814)	$(8,718,387)	$24,242,727

	December 31, 2014
	Outstanding Balance	Accrued Interest	Loan Loss Reserves	Interest Allowance	Net Taxable Property Loans
Arbors at Hickory Ridge	$191,264	$26,047	$-	$-	$217,311
Ashley Square	5,078,342	2,455,660	(3,596,342)	(2,455,660)	1,482,000
Avistar (February 2013 portfolio)	274,496	16,470	-	-	290,966
Avistar (June 2013 portfolio)	251,622	15,097	-	-	266,719
Cross Creek	6,976,087	2,084,804	(3,447,472)	(2,084,804)	3,528,615
Foundation for Affordable Housing	1,560,553	1,735	-	-	1,562,288
Greens Property	850,000	231,342	-	-	1,081,342
Lake Forest	4,618,704	2,599,613	(55,000)	(2,578,778)	4,584,539
Ohio Properties	2,390,447	894,044	-	(307,832)	2,976,659
	$22,191,515	$8,324,812	$(7,098,814)	$(7,427,074)	$15,990,439

In April 2015, the Partnership advanced approximately $567,000 to the Suites on Paseo for operations.  This amount was included as an investment in the Suites on Paseo in September 2015, which was eliminated upon consolidation.

Based on the annual impairment analysis, a provision for loan loss and an associated loan loss reserve of $75,000 and $168,000 was recorded against the Cross Creek taxable loan in 2014 and 2013, respectively. There was no provision for loan loss or associated loan loss reserve during 2015.

The following is a detail of loan loss reserves for the years ended December 31:

	For the Year Ended December 31,
	2015	2014	2013
Balance, beginning of year	$7,098,814	$7,023,814	$12,272,671
Realized loss on taxable property loan - Iona Lakes	-	-	(4,557,741)
Provision for loan loss	-	75,000	168,000
Deconsolidation of VIEs	-	-	55,000
Write off due to foreclosure	-	-	(914,116)
Balance, end of year	$7,098,814	$7,098,814	$7,023,814